Summary Prospectus

Bitwise Ethereum Option Income Strategy ETF (IETH)

(NYSE Arca—IETH)

May 1, 2026

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at https://www.iethetf.com. You can also get this information at no cost by calling (866) 880-7228 or by sending an email request to investors@bitwiseinvestments.com. The Fund’s prospectus and statement of additional information, both dated May 1, 2026, as supplemented from time to time, are incorporated by reference into this summary prospectus.

Bitwise Ethereum Option Income Strategy ETF

Investment Objective

The Fund’s primary investment objective is to provide current income. The Fund’s secondary investment objective is to provide exposure to the price return of one or more exchange-traded products that provide exposure to ether, subject to a limit on potential investment gains.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.95%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.96%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Fund Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Year 1	Year 3	Year 5	Year 10

$98	$306	$531	$1,178

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the period October 1, 2025 (commencement of operations) through December 31, 2025, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively managed ETF that seeks to provide current income while providing exposure to the share price (i.e., the price returns) of one or more exchange-traded products that hold ether directly or provide exposure to ether through investments in futures contracts that utilize ether as a reference asset (each, an “Ether ETP,” and together, the “Ether ETPs”), subject to a limit on potential investment gains. The Fund seeks to achieve these investment objectives through the use of a synthetic covered call strategy. The Fund seeks to provide its synthetic exposure to the price return of the Ether ETP(s) through the purchase and sale of a combination of call and put option contracts that utilize an Ether ETP as the reference asset (“Ether ETP Call Options” and “Ether ETP Put Options,” respectively, and together, “Ether ETP Options”). The Fund will also sell Ether ETP Call Options in seeking to generate income in the form of option premiums. However, the sale of Ether ETP Call Options to generate income will also limit the degree to which the Fund will participate in investment gains experienced by the Ether ETP(s). The Fund does not invest directly in ether.

The Fund will invest at least 80% of its net assets plus borrowings in Ether ETP Options. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

In implementing its investment strategy, the Fund will invest in traditional exchange-traded options contracts and/or FLexible EXchange® options (“FLEX Options”) that utilize an Ether ETP as the reference asset. The Fund will only invest in options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC. It is anticipated that the Fund will invest primarily in FLEX Options. The FLEX Options held by the Fund may be either physical or cash settled.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the asset underlying the option (in this case, an Ether ETP) at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying asset upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying asset (put). The Fund may utilize both European and American style options. An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration.

In a traditional covered call strategy, an investor (such as the Fund) sells a call option on a security it already owns. However, the Fund will derive its exposure to the Ether ETP(s) through the use of Ether ETP Options. It is this distinction that causes the Fund’s strategy to be properly termed as a “synthetic covered call strategy,” as opposed to a traditional covered call strategy, because the Fund primarily has synthetic exposure to the Ether ETP(s). The Fund’s synthetic exposure to the Ether ETP(s) is achieved through the combination of purchasing Ether ETP Call Options and selling Ether ETP Put Options generally at the same strike price, which synthetically creates the upside and downside participation in the price returns of the Ether ETP(s). The Fund will primarily gain exposure to increases in value experienced by the Ether ETP(s) through the purchase of Ether ETP Call Options. As a buyer of these options, the Fund pays a premium to the seller of the options. The Fund will primarily gain exposure to decreases in value experienced by the Ether ETP(s) through the sale of Ether ETP Put Options. As the seller of these options, the Fund receives a premium from the buyer of the options. In combination, the purchased Ether ETP Call Options and sold Ether ETP Put Options generally provide exposure to price returns of the Ether ETP(s) both on the upside and downside. The Fund intends to continuously maintain exposure to the Ether ETP(s) through the use of Ether ETP Options. When such options expire or are exercised, the Fund will enter into new options. This is a practice referred to as “rolling.” The Fund’s practice of rolling options may result in higher levels of portfolio turnover.

As the primary means by which the Fund intends to generate income, the Fund will sell Ether ETP Call Options at a strike price that is expected to be approximately between 0% and 15% above the then-current share price of an Ether ETP. It is important to note that the sale of these Ether ETP Call Options to generate income will limit the Fund’s ability to participate in increases in value of an Ether ETP’s share price beyond a certain point. If the share price of an Ether ETP increases, the above-referenced synthetic long exposure would allow the Fund to experience similar percentage gains. However, if an Ether ETP’s share price appreciates in value beyond the strike price of one or more of the Ether ETP Call Options that the Fund has sold to generate income, the Fund will lose money on those short call positions, and the losses will, in turn, limit the upside return of the Fund’s synthetic long exposure. As a result, the Fund’s overall strategy (i.e., the combination of the synthetic long exposure to the Ether ETP(s) and the sold Ether ETP Call Options) will limit the Fund’s participation in gains of an Ether ETP’s share price beyond a certain point. This strategy effectively converts a portion of the potential upside price return growth of the Ether ETP(s) into current income. Such income may be less than the upside return of the Ether ETP(s). It is expected that the call options the Fund will sell to generate options premiums will generally have expirations of approximately one year or less and will be held to or close to expiration.

In addition to the options contracts, the Fund will also invest in cash and short-term U.S. Treasury securities, which will serve to collateralize the Fund’s Ether ETP Options and provide additional income. The market value of the cash and short-term U.S. Treasury securities held by the Fund is expected to be between 50% and 100% of the Fund’s net assets and the market value of the options package is expected to be between 0% and 50% of the Fund’s net assets. In terms of notional value, the combination of these investment instruments provides indirect investment exposure to the Ether ETP(s) equal to at least 100% of the Fund’s total assets.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”).

It is critical that investors understand the following:

1.	An investment in the Fund is not an investment in an Ether ETP.

2.	The Fund’s strategy is subject to all potential losses if shares of Ether ETPs decrease in value, which may not be offset by income received by the Fund.

3.	The Fund does not invest directly in shares of an Ether ETP.

Additional Information About the Ether ETPs

The Ether ETPs serving as the reference asset for Ether ETP Options may be structured as ETPs that hold ether directly (“Spot Ether ETPs”) or as ETFs that derive exposure to ether through investments in exchange-traded futures contracts that utilize ether as the reference asset (“Ether Futures ETFs”).

Spot Ether ETPs are organized as Delaware statutory trusts, issuing shares that represent fractional, undivided beneficial interests in their respective net assets, which consist almost exclusively of ether. Each Spot Ether ETP aims to closely track ether’s price performance. Spot Ether ETPs are not registered as investment companies under the 1940 Act. Additionally, their sponsors are not registered with the SEC as investment advisers and, therefore, are not subject to SEC regulation in that capacity regarding their activities related to managing the Spot Ether ETPs. Moreover, Spot Ether ETPs are not classified as commodity pools under the Commodity Exchange Act of 1936, as amended (the “CEA”), and consequently, the sponsors are not regulated by the Commodity Futures Trading Commission (the “CFTC”) as commodity pool operators or commodity trading advisors with respect to their operation of the Ether ETPs. Spot Ether ETPs are registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and are subject to the informational requirements of the Exchange Act. Information provided to or filed with the SEC by the underlying issuer of a Spot Ether ETP pursuant to the Exchange Act, including financial reports, proxy and information statements, and other information regarding Ether ETPs, can be located through the SEC’s website at www.sec.gov.

Ether Futures ETFs are registered under the 1940 Act and do not invest directly in ether. Ether Futures ETFs seek to provide investment results that correspond to the performance of ether through investments in ether futures contracts. The ether futures contracts held by Ether Futures ETFs are standardized, cash-settled ether futures contracts traded on commodity exchanges registered with the CFTC. Ether Futures ETFs generally seek to invest in cash-settled, front-month ether futures contracts. Certain Ether Futures ETFs gain exposure to ether by investing in ether futures contracts through a wholly-owned subsidiary of the fund organized under the laws of the Cayman Islands. Because such Ether Futures ETFs intend to qualify for treatment as a RIC under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), such Ether Futures ETFs intend to invest no more than 25% of its total assets in the subsidiary at each quarter end of the fund’s tax year. An Ether Futures ETF may also utilize reverse repurchase agreements during certain times of the year to help maintain the desired level of exposure to ether futures contracts.

Principal Risks

As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The order of the risk factors set forth below does not indicate the significance of any particular risk factor.

Market Risk. Market risk is the risk that a particular investment, or Fund Shares in general, may fall in value. Securities are subject to market fluctuations caused by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates, disruptions to trade, impositions of tariffs and perceived trends in securities prices. Fund Shares could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could have a materially negative impact on the value of Fund Shares, the liquidity of an investment and may result in increased market volatility. During any such events, Fund Shares may trade at increased premiums or discounts to their net asset value, the bid/ask spread on Fund Shares may widen and the returns on investment may fluctuate.

Covered Call Strategy Risk. A covered call strategy involves writing (selling) covered call options in return for the receipt of premiums. The seller of the option gives up the opportunity to benefit from price increases in the underlying instrument above the exercise price of the options but continues to bear the risk of underlying instrument price declines. The premiums received from the options may not be sufficient to offset any losses sustained from underlying instrument price declines over time. As a result, the risks associated with writing covered call options may be similar to the risks associated with writing put options. Exchanges may suspend the trading of options during periods of abnormal market volatility. Suspension of trading may mean that an option seller is unable to sell options at a time that may be desirable or advantageous to do so.

The covered call strategy utilized by the Fund is “synthetic” because the Fund’s exposure to the price return of the Ether ETP(s) is derived through options exposure rather than direct holdings of the shares of the Ether ETP(s). Because such exposure is synthetic, it is possible that the Fund’s participation in the price return of the Ether ETP(s) may not be as precise as if the Fund were directly holding shares of the Ether ETP(s).

Spot Ether ETP Risks. The Fund may have exposure to Spot Ether ETPs through its utilization of Ether ETP Options that utilize a Spot Ether ETP as the reference asset. Accordingly, the Fund will be subject to the risks of Spot Ether ETPs set forth below.

Ether Risk. Ether is subject to significant volatility, rapid price fluctuations, and uncertainty. Although ether has experienced increased institutional attention, technological development, and broader adoption in recent years, its value continues to be influenced by market sentiment, speculative investment activity, macroeconomic conditions, and technological developments rather than traditional fundamental analysis. The Ethereum blockchain is an evolving technology platform that continues to undergo significant upgrades intended to improve scalability, security, and functionality. In recent years, the Ethereum network transitioned from a Proof of Work consensus mechanism to a Proof of Stake consensus mechanism. Additional upgrades and scalability solutions, including rollups and other Layer 2 technologies, continue to be developed and implemented. While these developments are intended to enhance network efficiency and usability, technological changes introduce risks including coding errors, software vulnerabilities, delays in development, network disruptions, or unintended economic consequences that could negatively affect investor confidence, network adoption, or the value of ether. The regulatory environment for ether and the Ethereum blockchain remains uncertain and continues to evolve globally. Regulatory authorities may take differing or inconsistent approaches regarding the classification, trading, custody or taxation of ether. Regulatory actions may include enforcement proceedings, new legislation or regulatory guidance affecting digital asset markets. Changes in the regulatory classification of ether, including the possibility that ether could be treated differently under securities, commodities, or other regulatory regimes, could materially affect ether’s value, liquidity, or market perception. The Ethereum ecosystem relies extensively on smart contracts and decentralized applications that operate on the Ethereum blockchain. Smart contracts are computer code designed to automatically execute transactions or other functions. Although smart contracts enable a wide range of decentralized finance and blockchain applications, they are subject to risks including coding vulnerabilities, exploitation, hacking incidents, and design flaws. Security breaches involving decentralized finance platforms, decentralized exchanges, or other smart contract based systems have resulted in significant financial losses in the past and could negatively affect market sentiment, investor confidence, and the value of ether. Competition from other blockchain networks remains significant. Alternative Layer 1 blockchain platforms, including networks such as Solana, Avalanche, Cardano, Polkadot, and others, may offer technological advantages such as faster transaction speeds, lower fees, improved scalability or specialized features. The successful adoption and development of competing blockchain ecosystems could reduce Ethereum’s market share, developer activity, or network usage and could negatively affect the long-term value of ether. The Ethereum network may also face governance risks. Decisions regarding protocol upgrades, network parameters or other changes are generally determined through decentralized processes involving developers, validators and other network participants. Disagreements among participants or failures to achieve consensus could lead to contentious blockchain forks, fragmentation of the network, or diminished market confidence Any of these risks, individually or collectively, could materially and adversely affect the acceptance and market value of ether.

Custody Risk. Security breaches, computer malware and computer hacking attacks have been a prevalent concern in relation to digital assets. The ether held by the Spot Ether ETPs’ custodian will likely be an appealing target to hackers or malware distributors seeking to destroy, damage or steal the Spot Ether ETPs’ ether. To the extent that the Spot Ether ETPs and their service providers are unable to identify and mitigate or stop new security threats or otherwise adapt to technological changes in the digital asset industry, a Spot Ether ETP’s ether may be subject to theft, loss, destruction or other attack. The Spot Ether ETPs have put security procedures in place to prevent such theft, loss or destruction, including but not limited to, offline storage, or cold storage, multiple encrypted private key “shards” and other measures. Nevertheless, the security procedures cannot guarantee the prevention of any loss due to a security breach, software defect or act of God that may be borne by the Spot Ether ETPs and the security procedures may not protect against all errors, software flaws or other vulnerabilities in a Spot Ether ETP’s technical infrastructure, which could result in theft, loss or damage of its assets. The Spot Ether ETPs do not control the operations of their service providers or their implementation of such security procedures, and there can be no assurance that such security procedures will actually work as designed or prove to be successful in safeguarding a Spot Ether ETP’s assets against all possible sources of theft, loss or damage. Assets not held in cold storage, such as assets held in a trading account, may be more vulnerable to security breach, hacking or loss than assets held in cold storage. Furthermore, assets held in a trading account are held on an omnibus rather than segregated basis, which creates greater risk of loss. The security procedures and operational infrastructure may be breached due to the actions of outside parties, error or malfeasance of an employee of a Spot Ether ETP’s service providers, and, as a result, an unauthorized party may obtain access to the Spot Ether ETP’s account at the custodian where its ether is held, the relevant private keys (and therefore ether) or other data or property of a Spot Ether ETP. Additionally, outside parties may attempt to fraudulently induce employees of a Spot Ether ETP or its service providers to disclose sensitive information in order to gain access to a Spot Ether ETP’s infrastructure. As the techniques used to obtain unauthorized access, disable or degrade service, or sabotage systems change frequently, or may be designed to remain dormant until a predetermined event and often are not recognized until launched against a target, a Spot Ether ETP and its service providers may be unable to anticipate these techniques or implement adequate preventative measures.

Digital Asset Trading Platforms Risk. Digital asset trading platforms remain relatively new and vary significantly in terms of regulation, transparency, operational stability and compliance standards. While certain prominent trading platforms—particularly those based in the United States—have substantially improved transparency, compliance, and regulatory adherence, many platforms still operate internationally or offshore with significantly less stringent oversight. Platforms located outside the United States may be subject to minimal or inconsistent regulatory enforcement and often do not provide sufficient public information regarding their management structure, ownership, financial stability, cybersecurity practices, or compliance controls. Despite increased institutional involvement, enhanced security measures, and more standardized operating practices adopted by leading platforms, digital asset exchanges continue to be vulnerable to cybersecurity threats, hacking incidents, fraudulent activities, operational disruptions and other technical risks. High-profile failures, breaches or shutdowns of major trading platforms or custodians, such as those arising from fraud, cybersecurity incidents, regulatory enforcement actions or insolvency, can significantly reduce investor confidence, increase market volatility and potentially trigger contagion effects across the digital asset ecosystem. Regulatory developments and enforcement actions continue to shape the landscape in which digital asset platforms operate. Recent regulatory scrutiny has heightened globally, particularly in jurisdictions with substantial trading volumes, such as the United States, Europe and Asia. Increased regulatory oversight, while potentially positive for market stability in the long run, can create short-term disruption, reduce liquidity, prompt platform closures or alter business models substantially, thereby affecting the prices of digital assets, including ether. Investors should be aware that trading or custodying ether on less transparent or poorly regulated platforms increases the risk of losing access to digital assets due to platform insolvency, hacking incidents, regulatory intervention or operational failure. Although improvements have been made, the digital asset marketplace remains inherently riskier than traditional financial markets, and investors may have limited recourse if a digital asset trading platform fails or is compromised.

Irrevocability of Transactions Risk. Ether transactions are typically not reversible without the consent and active participation of the recipient of the transaction. Once a transaction has been verified and recorded in a block that is added to the Ethereum blockchain, an incorrect transfer or theft of ether generally will not be reversible, and a Spot Ether ETP may not be capable of seeking compensation for any such transfer or theft. It is possible that, through computer or human error, or through theft or other criminal action, a Spot Ether ETP’s ether could be transferred from a Spot Ether ETP’s account at its custodian in incorrect amounts or to unauthorized third parties, or to uncontrolled accounts.

Trading Halt Risk. Trading in shares of a Spot Ether ETP on U.S. securities exchanges may be halted due to market conditions or for reasons that, in the view of an exchange, make trading in shares of a Spot Ether ETP inadvisable. In addition, trading of shares of a Spot Ether ETP on securities exchanges is subject to trading halts caused by extraordinary market volatility pursuant to an exchange’s “circuit breaker” rules. Shares of a Spot Ether ETP may be at a higher risk of a trading halt due to the volatility of ether. In the event that shares of a Spot Ether ETP are subject to a trading halt, the Fund’s ability to pursue its principal investment strategy may be impaired and the Fund may be negatively affected.

Volatility Risk. The price of ether remains highly volatile and subject to significant price fluctuations. While recent increases in institutional adoption, clearer regulatory frameworks and broader market acceptance have contributed to greater stability relative to earlier periods, the price of ether continues to be influenced by rapid shifts in market sentiment, regulatory developments, macroeconomic conditions, technological advancements and unforeseen events. The market price of ether has historically experienced dramatic highs and lows over short periods, often with limited or no identifiable catalyst. Given the evolving nature of digital asset markets, price volatility may be amplified by external factors such as changes in global financial markets, geopolitical events, regulatory enforcement actions or significant technological or security incidents. Furthermore, speculative trading, leveraged positions and derivatives markets tied to ether continue to contribute to potential volatility. Investors should remain aware that sudden, substantial price movements may occur at any time, potentially leading to significant losses. Consequently, investments linked directly or indirectly to ether, including Spot Ether ETPs, may experience heightened volatility compared to traditional investment products.

Ether Futures ETFs Risk. The Fund may have exposure to Ether Futures ETFs through its utilization of Ether ETP Options that utilize an Ether Futures ETF as the reference asset. Accordingly, the Fund will be subject to the risks of Ether Futures ETFs set forth below. Ether Futures ETFs are also subject to the risks set forth above in Spot Ether ETPs Risk, as well as Active Management Risk, Concentration Risk, Cybersecurity Risk, Derivatives Risk, Leverage Risk, Liquidity Risk, Operational Risk, Structural ETF Risk, U.S. Government Securities Risk and Valuation Risk set forth below.

Ether Futures Risk. The market for ether futures contracts may be less developed, and potentially less liquid and more volatile, than more established futures markets. While the market for ether futures contracts has grown substantially since ether futures contracts commenced trading, there can be no assurance that this growth will continue. The price for ether futures contracts is based on a number of factors, including the supply of and the demand for ether futures contracts. Market conditions and expectations, position limits, accountability levels, collateral requirements, availability of counterparties, and other factors each can impact the supply of and demand for ether futures contracts. Additionally, due to the high margin requirements that are unique to ether futures contracts, an Ether Futures ETF may experience difficulty maintaining the desired level of exposure to ether futures contracts. If an Ether Futures ETF is unable to achieve such exposure it may not be able to meet its investment objective and the fund’s returns may be different or lower than expected. Additionally, collateral requirements may require an Ether Futures ETF to liquidate its positions, potentially incurring losses and expenses, when it otherwise would not do so. Investing in derivatives like ether futures contracts may be considered aggressive and may expose an Ether Futures ETF to significant risks. These risks include counterparty risk and liquidity risk.

Ether Futures Capacity Risk. If an Ether Futures ETF’s ability to obtain exposure to ether futures contracts consistent with its investment objective is disrupted for any reason including, for example, limited liquidity in the ether futures contracts market, a disruption to the ether futures contracts market, or as a result of margin requirements, position limits, accountability levels, or other limitations imposed by an Ether Future ETF’s futures commission merchants (“FCMs”), the listing exchanges, or the CFTC, an Ether Futures ETF may not be able to achieve its investment objective and may experience significant losses.

Any disruption in an Ether Futures ETF’s ability to obtain exposure to ether futures contracts will cause the Ether Futures ETF’s performance to deviate from the performance of ether futures contracts, and consequently, ether. Additionally, the ability of an Ether Futures ETF to obtain exposure to ether futures contracts may be limited by certain tax rules that limit the amount an Ether Futures ETF can invest in its wholly-owned subsidiary as of the end of each tax quarter. Exceeding this amount may have tax consequences.

Cost of Futures Investment Risk. When an ether futures contract is nearing expiration, an Ether Futures ETF will “roll” the futures contract, which means it will generally sell the ether futures contract and use the proceeds to buy an ether futures contract with a later expiration date. When rolling futures contracts that are in contango, an Ether Futures ETF would sell a lower priced, expiring contract and purchase a higher priced, longer-dated contract. The price difference between the expiring contract and longer-dated contract associated with rolling futures contracts is typically substantially higher than the price difference associated with rolling other futures contracts. Ether futures contracts have historically experienced extended periods of contango. Contango in the ether futures contracts market may have a significant adverse impact on the performance of an Ether Futures ETF and may cause ether futures contracts, and an Ether Futures ETF, to underperform the current price of ether. Both contango and backwardation would reduce an Ether Futures ETF’s correlation to the current price of ether and may limit or prevent an Ether Futures ETF from achieving its investment objective.

Clearing Broker Risk. An Ether Futures ETF’s investments in exchange-traded futures contracts expose it to the risks of a clearing broker (or an FCM). Under current regulations, a clearing broker or FCM maintains customers’ assets in a bulk segregated account. There is a risk that the assets of an Ether Futures ETF deposited with the clearing broker to serve as margin may be used to satisfy the broker’s own obligations or the losses of the broker’s other clients. In the event of default, an Ether Futures ETF could experience lengthy delays in recovering some or all of its assets and may not see any recovery at all. Furthermore, an Ether Futures ETF is subject to the risk that no FCM is willing or able to clear the Fund’s transactions or maintain an Ether Futures ETF’s assets. If an Ether Futures ETF’s FCMs are unable or unwilling to clear an Ether Futures ETF’s transactions, or if the FCM refuses to maintain an Ether Futures ETF’s assets, an Ether Futures ETF will be unable have its orders for ether futures contracts fulfilled or assets custodied. In such a circumstance, the performance of an Ether Futures ETF will likely deviate from the performance of ether and may result in the proportion of ether futures contracts in an Ether Futures ETF’s portfolio relative to the total assets of an Ether Futures ETF to decrease.

Commodity Regulatory Risk. An Ether Futures ETF’s use of commodities futures subject to regulation by the CFTC has caused an Ether Futures ETF to be classified as a “commodity pool” and this designation requires that an Ether Futures ETF comply with CFTC rules, which may impose additional regulatory requirements and compliance obligations. An Ether Futures ETF’s investment decisions may need to be modified, and commodity contract positions held by an Ether Futures ETF may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits established by the CFTC, potentially subjecting an Ether Futures ETF to substantial losses. The regulation of commodity transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change with respect to any aspect of an Ether Futures ETF is impossible to predict, but could be substantial and adverse to an Ether Futures ETF.

Futures Contract Risk. Risks of futures contracts include: (i) an imperfect correlation between the value of the futures contract and the underlying asset; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) an obligation for an Ether Futures ETF to make daily cash payments to maintain its required margin, particularly at times when an Ether Futures ETF may have insufficient cash; and (vi) unfavorable execution prices from rapid selling. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the reference asset. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract. The costs associated with rolling ether futures contracts may have a significant adverse impact on the performance of the Ether Futures ETF.

Subsidiary Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which certain Ether Futures ETFs and their wholly-owned Cayman subsidiaries are organized, respectively, could result in the inability of an Ether Futures ETF to operate as intended and could negatively affect an Ether Futures ETF and its shareholders (such as the Fund). An Ether Futures ETF’s Cayman subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act.

Active Management Risk. The Fund is actively managed, and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies or could have negative returns.

Clearing Member Default Risk. Transactions in some types of derivatives, including the options held by the Fund, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearinghouse, such as the OCC, rather than a bank or broker. Since the Fund is not a member of clearinghouses, and only members of a clearinghouse (“clearing members”) can participate directly in the clearinghouse, the Fund will hold cleared derivatives through accounts at clearing members. With regard to its cleared derivatives positions, the Fund will make payments (including margin payments) to, and receive payments from, a clearinghouse through their accounts at clearing members. Customer funds held at a clearing organization in connection with any option contracts are held in a commingled omnibus account and are not associated with any of the clearing member’s individual customers by name. As a result, assets deposited by the Fund with any clearing member as margin for its options position may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearinghouse, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults, the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. The loss of a clearing member for the Fund to transact with could result in increased transaction costs and other operational issues that could impede the Fund’s ability to implement its investment strategy. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Concentration Risk. The Fund is susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in investments that provide exposure to ether.

Current Market Conditions Risk. Current market conditions risk is the risk that a particular investment, or Fund Shares in general, may fall in value due to current market conditions. Global financial markets have experienced periods of elevated volatility driven by geopolitical conflict, changing monetary policy, regulatory developments and trade policy uncertainty, each of which may affect asset prices and market liquidity. Monetary policy remains uncertain and central banks may raise or lower interest rates depending on economic conditions, inflation trends, and financial stability considerations. Changes in interest rates may adversely affect financial markets, liquidity and the value of certain investments held by the Fund. U.S. regulators have proposed and adopted several changes to market and issuer regulations that may directly or indirectly affect the Fund and its investments. Any regulatory changes, including those relating to securities markets, derivatives markets, digital assets, market structure or disclosure requirements could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. The political and regulatory environment in the United States remains subject to change. Political developments, legislative activity, regulatory priorities and policy decisions may affect the regulatory landscape, financial markets and investor behavior. Changes in fiscal, tax, immigration, trade or other government policies may affect economic conditions and securities markets generally. Trade policy developments may also adversely affect financial markets and economic conditions. The United States has implemented and proposed tariffs and other trade restrictions affecting various trading partners, and foreign governments have implemented or may implement retaliatory trade measures. Trade policy uncertainty, including uncertainty regarding the scope, duration, and legal authority for tariffs or other trade restrictions, may disrupt global supply chains, reduce international trade, increase costs for businesses and consumers and contribute to market volatility. Geopolitical conflicts may also adversely affect global markets. Ongoing hostilities and military actions involving the United States, Iran, Israel, and other parties in the Middle East have heightened the risk of broader regional instability and have contributed to volatility in energy markets and global financial markets. Escalation of these or other regional conflicts could disrupt energy supplies, shipping routes, and global supply chains. In addition, the conflict between Russia and Ukraine continues to contribute to geopolitical risk and may affect global markets, particularly commodities and energy markets. The economies of the United States and its trading partners, as well as financial markets generally, may also be adversely impacted by geopolitical tensions or disputes. For example, tensions between the United States and China remain ongoing, including disputes relating to trade, technology, and national security. In addition, the Chinese government continues to assert territorial claims involving Taiwan. If geopolitical tensions involving China, Taiwan, or other regions escalate, or if other geopolitical conflicts develop or worsen, economies, markets, and individual securities may be adversely affected and the value of the Fund’s assets may decline. Technological developments may also significantly affect markets and the performance of the Fund. Rapid advances in artificial intelligence, automation and digital infrastructure may transform industries, alter labor markets, and lead to new regulatory frameworks. In addition, cybersecurity incidents involving government entities, financial institutions, market infrastructure providers, or other participants could disrupt operations, compromise sensitive information, and negatively impact financial markets or the Fund’s service providers. These events, and other unforeseen developments, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

Cybersecurity Risk. The Fund is susceptible to operational risks due to breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cybersecurity breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks due to efforts to make network services unavailable to intended users. In addition, cybersecurity breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian or sub-advisor, as applicable, or the issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cybersecurity breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cybersecurity, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cybersecurity systems of issuers or third-party service providers.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) the risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet regulatory or contractual requirements for derivatives. The use of derivatives can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on share price.

FLEX Options Risk. Trading FLEX Options involves risks different from, or possibly greater than, the risks associated with investing directly in securities. The Fund may experience losses from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The FLEX Options are listed on an exchange; however, no one can guarantee that a liquid secondary trading market will exist for the FLEX Options. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options and Fund Shares and result in the Fund being unable to achieve its investment objective. Less liquidity in the trading of the Fund’s FLEX Options could have an impact on the prices paid or received by the Fund for the FLEX Options in connection with creations and redemptions of Fund Shares. Depending on the nature of this impact to pricing, the Fund may be forced to pay more for redemptions (or receive less for creations) than the price at which it currently values the FLEX Options. Such overpayment or under collection could reduce the Fund’s ability to achieve its investment objective. Additionally, in a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment. The trading in FLEX Options may be less deep and liquid than the market for certain other exchange-traded options, non-customized options or other securities.

Leverage Risk. While the Fund does not seek leveraged exposure to the Ether ETPs, the Fund seeks to achieve and maintain the exposure to the price of the Ether ETPs by using the leverage inherent in options contracts. Therefore, the Fund is subject to leverage risk. When the Fund purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction, it creates leverage, which can result in the Fund losing more than it originally invested. As a result, these investments may magnify losses to the Fund, and even a small market movement may result in significant losses to the Fund. Leverage may also cause the Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Options trading involves a degree of leverage and, as a result, a relatively small price movement in futures instruments may result in immediate and substantial losses to the Fund.

Liquidity Risk. The market for Ether ETP Options may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. The large size of the positions which the Fund may acquire increases the risk of illiquidity, may make its positions more difficult to liquidate, and may increase the losses incurred while trying to do so. Such large positions also may impact the price of Ether ETP Options.

Non-Diversification Risk. As a “non-diversified” fund, the Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error; processing and communication errors; errors of the Fund’s service providers, counterparties or other third parties; failed or inadequate processes; and technology or systems failures. The Fund relies on third parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Options Risk. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions and depends on the ability of the Fund’s portfolio managers to forecast market movements correctly. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the anticipated volatility, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. The effective use of options also depends on the Fund’s ability to terminate option positions at times deemed desirable to do so. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. In addition, there may at times be an imperfect correlation between the movement in values of options and their underlying securities and there may at times not be a liquid secondary market for certain options.

Portfolio Turnover Risk. The Fund may experience high levels of portfolio turnover. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Special Tax Risk. The Fund intends to qualify as a “regulated investment company” (“RIC”), however, the federal income tax treatment of certain aspects of the proposed operations of the Fund are not entirely clear. This includes the tax aspects of the Fund’s options strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Internal Revenue Code of 1986, as amended (the “Code”). If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation.

To the extent that the Fund investments in Ether ETP Options include offsetting positions, the character of gains or losses realized by the Fund under the Code’s “straddle” rules may be affected and may increase the amount of short-term capital gain realized by the Fund. The Fund may hold certain options that do not qualify as “Section 1256 contracts” under Section 1256 of the Code, and disposition of such options will likely result in short-term or long-term capital gains or losses depending on the holding period.

The Fund intends to treat the income it derives from gains on options referencing Spot Ether ETPs as “qualifying income” for purposes of the RIC qualification rules under Subchapter M of the Code. It has adopted this position in reliance on an opinion obtained from counsel that income from such investments should constitute “qualifying income,” as the Spot Ether ETPs referenced by the options constitute “securities” under Section 2(a)(36) of the 1940 Act. However, this opinion is not binding upon the Internal Revenue Service (“IRS”). If the IRS were to successfully assert that the Fund’s income from such investments was not “qualifying income,” the Fund may fail to qualify as a RIC under Subchapter M if over 10% of its gross income was derived from these investments. If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

To maintain its status as a RIC, the Fund must distribute 90% of its investment company taxable income annually. In addition, to avoid a non-deductible excise tax, the Fund must distribute 98% of its ordinary income and 98.2% of its capital gain net income. Separately, depending upon the circumstances, sales to fund redemptions could cause the Fund to recognize income that the Fund is required to distribute to maintain the Fund’s RIC status and avoid the excise tax. Funding such distributions could require additional sales, which could require more distributions and affect the projected performance of the Fund. Alternatively, if the Fund only makes distributions to maintain its RIC status and becomes subject to the excise tax, that could also affect the projected performance of the Fund. In either case, the assets sold to fund redemptions, distributions or pay the excise tax will not be available to assist the Fund in meeting its investment objective.

In the event that a shareholder purchases shares of the Fund shortly before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

Structural ETF Risks. The Fund is an ETF. Accordingly, it is subject to certain risks associated with its unique structure.

Active Market Risk. Although Fund Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Fund Shares will develop or be maintained. Fund Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including Fund Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Fund Shares could decline in value or underperform other investments.

Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs, such as the Fund, which invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

Cash Transactions Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause Fund Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Costs of Buying and Selling Fund Shares. Due to the costs of buying or selling Fund Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Fund Shares may significantly reduce investment results, and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

Premium/Discount Risk. As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund’s daily net asset value per share, and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.

U.S. Government Securities Risk. U.S. government securities are subject to interest rate risk but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity.

Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Performance

Because the Fund does not have performance history for a full calendar year, no performance information is presented for the Fund at this time. Once the Fund has completed a full calendar year of investment operations, this section will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at no cost on the Fund’s website at https://www.iethetf.com.

Management

Investment Adviser: Bitwise Investment Manager, LLC (“BIM”)

Portfolio Managers: Jennifer Thornton, Head of ETFs & Index Portfolio Management at BIM, and Daniela Padilla, Portfolio Manager at BIM, are the individuals that are primarily and jointly responsible for the day-to-day management of the Fund. Each has served as portfolio manager since the Fund’s inception in October 2025.

Purchase and Sale of Fund Shares

The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.

Individual Fund Shares may only be purchased and sold on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through a broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.iethetf.com

Tax Information

The Fund’s distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser, Foreside Fund Services, LLC, the Fund’s distributor, may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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